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                                                                    EXHIBIT 23.3

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation of our report dated July 14, 1998, on the financial statements of Primo Electric Company, by reference into Integrated Electrical Services, Inc.'s Amendment No. 1 to Form S-4(File No. 333-75139).


HERTZBACH & COMPANY, P.A.
Owings Mills, Maryland
May 6, 1999